FIRST AMENDMENT TO
              THIRD RESTATEMENT OF CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO THIRD RESTATEMENT OF CREDIT AGREEMENT (herein called this "Amendment") made as of the day of July, 1996, by and among Forcenergy Inc, a Delaware corporation formerly known as Forcenergy Gas Exploration, Inc. ("Borrower"), and Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation, as Agent ("Agent"), on behalf of the financial institutions which are signatories to the Original Agreement as hereinafter defined (collectively, "Lenders"),

                            RECITALS

      1. Borrower, Agent and Lenders have entered into that certain Third Restatement of Credit Agreement dated as of April 26, 1996 (the "Original Agreement") for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided.

      2.    Borrower  has changed its name from  "Forcenergy  Gas
Exploration, Inc." to "Forcenergy Inc" and Borrower and Agent desire to amend the Original Agreement to reflect such name change.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                           ARTICLE I.

                   Definitions and References

      Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original
Agreement shall have the same meanings whenever used in this Amendment.

      Section 1.2 Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this
Section 1.2.

           "Amendment" shall mean this First Amendment  to  Third
     Restatement of Credit Agreement.

          "Credit Agreement" shall mean the Original Agreement as amended hereby.

                           ARTICLE II.

                Amendments to Original Agreement

      Section 2.1 Defined Term. The definition of "Borrower" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Borrower" means Forcenergy Inc, a Delaware corporation formerly known as Forcenergy Gas Exploration, Inc.

      Section 2.2 References to Borrower. Any reference to "Borrower" or to "Forcenergy Gas Exploration, Inc." in the Original Agreement or in any Loan Document (including, without limitation, the Notes) shall hereafter be deemed to refer to
Forcenergy Inc, a Delaware corporation formerly known as Forcenergy Gas Exploration, Inc.

                          ARTICLE III.

                   Conditions of Effectiveness

      Section 3.1 Effective Date. This Amendment shall become effective as of the date first above written when, and only when,
(i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower, (ii) Borrower shall have delivered to Agent a copy of a Certificate of Amendment certified by the Secretary of State of the State of Delaware, amending Borrower's Certificate of Incorporation to reflect its name change and (iii) Majority Lenders shall have consented to the execution and delivery by Agent of this Amendment.
                           ARTICLE IV.

                 Representations and Warranties

      Section  4.1    Representations and Warranties of Borrower.
In order to induce Agent to enter into this Amendment, Borrower represents and warrants to Agent for the benefit of each Lender that:

           (a)   The representations and warranties contained  in
     Section 4.1 of the Original Agreement are true and correct in all material respects at and as of the time of the effectiveness hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to effect the change of its corporate name.

           (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder, and the changing of its corporate name do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to effect the change of its corporate name.

           (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.
           (e) The audited Consolidated financial statements of Borrower dated as of December 31, 1995 and the unaudited financial statements of Borrower dated as of March 31, 1996 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending December 31, 1995 and March 31, 1996 for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since March 31, 1996, no material adverse change has occurred in the financial condition or businesses of Borrower except for changes in oil and gas prices that affect the industry in which Borrower operates.

                           ARTICLE V.

                          Miscellaneous

      Section 5.1 Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects and shall remain in full force and effect. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

      Section  5.2    Loan Documents.  This Amendment is  a  Loan
Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

      Section 5.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America in all respects, including construction, validity and performance.

       Section  5.4     Counterparts.   This  Amendment  may   be
separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

      IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                               FORCENERGY INC (formerly known  as
Forcenergy Gas Exploration, Inc.)


                              By:
                              Name:
                              Title:





                              INTERNATIONALE NEDERLANDEN (U.S.)
                               CAPITAL CORPORATION, as Agent  and
Lender


                              By:
                              Name:
                              Title: